                                                                    EXHIBIT 25.1

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                                   FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) / /

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                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                   36-3800435
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                                          60602
(Address of principal executive offices)                   (Zip code)

                           ---------------------------

                  STONE CONTAINER FINANCE COMPANY OF CANADA II
               (Exact name of obligor as specified in its charter)

Nova Scotia, Canada                                        98-0431587
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           STONE CONTAINER CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   36-2041256
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

150 North Michigan Avenue
Chicago, Illinois                                          60601
(Address of principal executive offices)                   (Zip code)
                           ---------------------------

                          7-3/8% Senior Notes due 2014
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                    Name                                    Address
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        Office of Banks & Trust Companies       500 E. Monroe Street
        of the State of Illinois                Springfield, Illinois 62701-1532

        Federal Reserve Bank of Chicago         230 S. LaSalle Street
                                                Chicago, Illinois 60603

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

     2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 2nd day of September, 2004.


                                      BNY Midwest Trust Company


                                 By:    /S/ C. POTTER
                                    -------------------------------------------
                                      Name: C. POTTER
                                      Title:   ASSISTANT VICE PRESIDENT

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on June 30, 2004, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                                  ASSETS                                          THOUSANDS OF DOLLARS
                                  ------                                          --------------------
                                                                                          (000)

1.      Cash and Due from Depository Institutions......................                  40,186

2.      U.S. Treasury Securities.......................................                   - 0 -

3.      Obligations of States and Political Subdivisions...............                   - 0 -

4.      Other Bonds, Notes and Debentures..............................                   - 0 -

5.      Corporate Stock................................................                   - 0 -

6.      Trust  Company  Premises,  Furniture,  Fixtures  and  Other
        Assets Representing Trust Company Premises.....................                     658

7.      Accounts Receivable............................................                   5,039

8.      Goodwill.......................................................                  86,813

9.      Intangibles ...................................................                     -0-

10.     Other Assets ..................................................                   4,166

        (Itemize amounts greater than 15% of Line 10)

                Income Taxes Receivable.......................4,109
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11.     TOTAL ASSETS...................................................                 136,862

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

                                  LIABILITIES                                    THOUSANDS OF DOLLARS
                                  -----------                                    --------------------
12.     Accounts Payable...............................................                       2

13.     Taxes Payable..................................................                       0

14.     Other Liabilities for Borrowed Money...........................                  25,425

15.     Other Liabilities..............................................

        (Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes.........................10,075
                                                                                         10,529
16.     TOTAL LIABILITIES
                                                                                         35,956
                                 EQUITY CAPITAL
                                 --------------

17.     Preferred Stock................................................                   - 0 -

18.     Common Stock...................................................                   2,000

19.     Surplus........................................................                  67,130

20.     Reserve for Operating Expenses.................................                   - 0 -

21.     Retained Earnings (Loss).......................................                  31,776

22.     TOTAL EQUITY CAPITAL...........................................                 100,906

23.     TOTAL LIABILITIES AND EQUITY CAPITAL...........................                 136,862

I,      Robert L. DePaola, Vice President
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              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ ROBERT L. DEPAOLA
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                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 23rd day of January, 2004. My Commission expires May 15, 2007.
                                  /s/ Joseph A. Giacobino, Notary Public
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(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


Emmie Chan                                         Assistant Treasurer
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Name                                                      Title

(212) 437-5639
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Telephone Number (Extension)

eychan@bankofny.com
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E-mail